                                                                     EXHIBIT 1.a


                                        [Form of Underwriting Agreement
                                          incorporating Enron
                                        Oil & Gas Company Underwriting
                                          Agreement Standard
                                        Provisions dated December 20, 1996]

                            ENRON OIL & GAS COMPANY
                             UNDERWRITING AGREEMENT

Enron Oil & Gas Company                                                    , 199
1400 Smith Street Houston, Texas 77002-7369

Ladies and Gentlemen:

         The underwriter or underwriters named below [, acting through _____________, as representatives (the "Representatives"),] understand that Enron Oil & Gas Company, a Delaware corporation (the "Company"), proposes to issue and sell $__________ aggregate principal amount of [Title of Securities] (the "Purchased Securities"), registered on Registration Statement(s) No(s). __________. Subject to the terms and conditions set forth herein or incorporated by reference herein and referred to below, the Company hereby agrees to sell and the underwriter or underwriters named below (such underwriter or underwriters being herein called the "Underwriters") agree to purchase, severally and not jointly, the principal amounts of such Purchased Securities set forth below opposite their names at a purchase price equal to ________% of the principal amount thereof [plus accrued interest on the Purchased Securities from __________, 199__ to the date of payment and deliver]:

            Name                  Principal Amt.                   Name                   Principal Amt.
            ----                  --------------                   ----                   --------------

                                                                                        -----------------

                                                                           Total:
                                                                                        =================

         [The aggregate principal amount of Purchased Securities to be purchased by the several Underwriters may be reduced by the aggregate principal amount of Purchased Securities sold pursuant to delayed delivery contracts with institutional investors.]*

         The Underwriters will pay for such Purchased Securities (less any Purchased Securities sold pursuant to delayed delivery contracts) upon delivery thereof at [state location] at 10:00 a.m. New York time on [state date].

         The Purchased Securities shall have the following terms:

                 Maturity:
                 Interest Rate:
                 Redemption Provisions:
                 Interest Payment Dates:
                 Sinking Fund:
                 Date referred to in Section 6(1) of the Standard Provisions:
                 Purchase Price:  _____% of the principal amount [plus accrued interest from ________, 199__ to the date of
                                  payment and delivery]
                 Listing:
                 [other terms]:
______________
*        To be added only if delayed delivery contracts are contemplated.

         [The commission to be paid to the Underwriters in respect of Purchased Securities purchased pursuant to delayed delivery contracts arranged by the Underwriters shall be an amount equal to _______% of the principal amount thereof.]*

         All statements, requests, notices, communications and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Underwriters in care of __________________ at _____________________, Attention: ________________,
Facsimile No. ___________; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to it at 1400 Smith Street, Houston, Texas 77002-7369, Attention: Walter Wilson, Senior Vice President and Chief Financial Officer, Facsimile No. (713) 646-2113.

         Unless otherwise provided herein, all the provisions contained in the document entitled Enron Oil & Gas Company Debt Securities Underwriting Agreement Standard Provisions dated December __, 1996, a copy of which was
filed as an exhibit to Registration Statement No. 333-        , are herein
incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein.

         Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below and returning the signed copy to us, and in addition have an authorized officer send us no later than [state date and time] by wire, telex, facsimile transmission or other written means, the following message:

                 "We have entered into the Underwriting Agreement dated [insert date] relating to the Purchased Securities referred to therein by signing a copy of the Underwriting Agreement and returning the same or depositing the same in the mail to you."

                                  Very truly yours,

                                  [Name or names of Underwriter or Underwriters]
                                                 OR

                                  [Names of Representatives]


                                  By
                                    ------------------------------------
                                  Name:
                                  Title:
                                  [Acting severally on behalf of [itself]
                                  [themselves] and the several
                                  Underwriters named above]

Accepted:

Enron Oil & Gas Company


By
  --------------------------------
     Name:
     Title:
_____________
*        To be added only if delayed delivery contracts are contemplated.

                            ENRON OIL & GAS COMPANY

                                DEBT SECURITIES

                             UNDERWRITING AGREEMENT

                              STANDARD PROVISIONS

                                                               December 20, 1996


         Enron Oil & Gas Company, a Delaware corporation (the "Company"), proposes to issue and sell from time to time certain of its debt securities ("Debt Securities") registered under the Securities Act of 1933, as amended (the "Securities Act"), as set forth in Section 3. The Debt Securities are to be issued under an indenture, dated as of September 1, 1991 (the "Indenture"), between the Company and Texas Commerce Bank National Association, as Trustee (the "Trustee").

         From time to time, the Company may enter into one or more underwriting agreements that provide for the sale of certain of the Debt Securities to the underwriter or several underwriters named therein (the "Underwriters"). The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions hereof incorporated therein by reference, is herein referred to as this Agreement.

         1.      Sale and Purchase of the Debt Securities.

         On the basis of the representations, warranties and agreements herein contained, the Company proposes to issue and sell the Debt Securities in one or more series, which series may vary as to their terms (including, but not limited to, interest rate, maturity, any redemption provisions and any sinking fund requirements, all of such terms for any particular series being determined at the time of sale. All or a portion of particular series of the Debt Securities will be purchased by the Underwriters for resale upon terms of offering determined at the time of sale. The Debt Securities so to be purchased in any such offering are hereinafter referred to as the "Purchased Securities," and any firm or firms acting as representatives of such Underwriters are hereinafter referred to as the "Representatives." If with respect to the Purchased Securities such Representatives are acting on behalf of the Underwriters, references herein to the Underwriters (or a majority in interest thereof) or the Representatives in the alternative shall be deemed to refer only to the Representatives. The term "Underwriters' Securities" means Purchased Securities other than Contract Securities. The term "Contract Securities" means Purchased Securities, if any, to be purchased pursuant to delayed delivery contracts referred to below.

         If this Agreement provides for sales of Debt Securities pursuant to delayed delivery contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus (as hereinafter defined) pursuant to delayed delivery contracts substantially in the form of Schedule I attached hereto (the "Delayed Delivery Contracts"), but with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors approved by the Company and of the types set forth in the Prospectus. On the Closing Date (as hereinafter defined), the Company will pay (by certified or official bank check or checks in New York Clearing House funds (available on the next business day)) the Underwriters the fee set forth in the Underwriting Agreement in respect of the principal amount of Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts.

         If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the Contract Securities shall be deducted from the Debt Securities to be purchase by the several Underwriters and the aggregate principal amount of Debt Securities to be purchased by each Underwriter shall be reduced pro rata in proportion to the principal amount of Debt Securities set forth opposite each Underwriter's name in the Underwriting Agreement, except to the extent that the Representatives, if any, determine that such reduction shall be otherwise and so advise the Company.

         The obligations of the Underwriters under this Agreement are several and not joint.

         2.      Payment and Delivery.

         Delivery by the Company of the Underwriters' Securities and payment by the Underwriters therefor by certified or official bank check or checks payable to the Company in New York Clearing House funds (available on the next business day) shall take place at the office, on the date and at the time specified in this Agreement, which date and time may be postponed for not more than ten business days by agreement between a majority in interest of the Underwriters or the Representatives and the Company (such date and time of delivery and payment for the Underwriters' Securities is hereinafter referred to as the "Closing Date").

         The Underwriters' Securities shall be registered in such names and shall be in such denominations as the underwriters or Representatives shall request at least one full business day prior to the Closing Date and shall be made available to the Underwriters or the Representatives for checking and packaging at least one full business day prior to the Closing Date.

         3.      Registration Statement and Prospectus; Public Offering.

         The Company has filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Act and the rules and regulations adopted by the Commission thereunder (the "Rules"), a registration statement or statements on Form S-3, including a prospectus, relating to the Debt Securities, and such registration statement has or such registration statements have become effective. Such registration statement or statements referred to in the first paragraph of the Underwriting Agreement, including financial statements, exhibits and Incorporated Documents (as hereinafter defined), as amended to the date of this Agreement, is or are hereinafter referred to as the "Registration Statement," and the prospectus or prospectuses included in the Registration Statement or deemed, pursuant to Rule 429 under the Securities Act, to relate to the Registration Statement, as proposed to be supplemented by a prospectus supplement (including any preliminary prospectus supplement) relating to any Purchased Securities to be filed pursuant to Rule 424 under the Securities Act, is or are hereinafter referred to as the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to the foregoing shall include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system. Any reference herein to the Registration Statement or Prospectus shall include all documents incorporated, or deemed to be incorporated, therein by reference pursuant to the requirement of Item 12 of Form S-3 under the Securities Act (the "Incorporated Documents").

         The Company understands that the Underwriters propose to make a public offering of their respective portions of the Purchased Securities, as set forth in and pursuant to the Prospectus relating thereto.

         4.      Representations and Warranties.

         The Company represents and warrants to each Underwriter that:

                 (a) The Company has reasonable grounds to believe that it meets the requirements for the use of Form S-3 under the Securities Act.

                 (b) The Registration Statement, at the time it became effective, and the prospectus contained therein, complied, and on the date of the Underwriting Agreement and when any post-effective amendment to the Registration Statement becomes effective or any supplement to such prospectus is filed with the Commission, the Registration Statement, the Prospectus and any such amendment or supplement, respectively, will comply, in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations adopted by the Commission thereunder; the Indenture complied and will comply in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); and each part of the Registration Statement, the Prospectus or any amendment or supplement thereto filed with the Commission pursuant to the Securities Act, when such part became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to (i) statements or omissions in the Registration Statement or Prospectus (or in amendments or supplements thereto) made in reliance upon information furnished in writing to the Company by any Underwriter or the Representatives on behalf of any Underwriter expressly for use therein, or (ii) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification of the Trustee, under the Trust Indenture Act on Form T-1, except statements or omissions in such Statement made in reliance upon information furnished in writing to the Trustee or behalf of the Company for use therein.

         5.      Conditions of the Underwriters' Obligations.

         The obligations of the Underwriters hereunder to purchase and pay for the Underwriters' Securities are subject to the following conditions:

                 (a) Within 24 hours after the execution of the Underwriting Agreement by the Company (or at such later time acceptable to the Representatives, or if there are none, such firm as may be designated by a majority in interest of the Underwriters) and on the Closing Date, the Representatives or such designated firm shall have received from the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement signed letters dated the respective dates of delivery, in form and substance satisfactory to the Representatives or such designated firm and stating to the effect set forth in Schedules II-A and II-B hereto, respectively.

                 (b) No stop order suspending the effectiveness of the Registration Statement under the Securities Act shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters or the Representatives.

                 (c) Subsequent to the execution of this Agreement, there shall not have been any material adverse change in the general affairs, management, financial position or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and Prospectus, if in the reasonable judgment of a majority in interest of the Underwriters or the Representatives any such change makes it impracticable or inadvisable to consummate the sale and delivery of the Underwriters' Securities by the Underwriters as contemplated in the Prospectus.

                 (d) The representations and warranties of the Company contained herein shall be true and correct on and as of the Closing Date and the Company shall have performed all covenants and agreements herein contained to be performed on its part at or prior to the Closing Date.

                 (e) The Underwriters or the Representatives shall have received on the Closing Date a certificate, dated the Closing Date, of the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, the Vice President and Controller or the Vice President and Treasurer of the Company, which shall certify that (i) no order suspending the effectiveness of the Registration Statement or the qualification of the Indenture has been issued and, to the knowledge of such officer, no proceedings for such purpose are pending before or threatened by the Commission, (ii) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date, and (iii) the Company has performed all covenants and agreements herein contained to be performed on its part at or prior to the Closing Date.

                 (f) The Underwriters or the Representatives shall have received on the Closing Date from Barry Hunsaker, Jr., Esq., Senior Vice President and General Counsel of the Company, an opinion, dated the Closing Date, substantially to the effect as set forth in Schedule III hereto. In rendering such opinion, Mr. Hunsaker may rely upon Bracewell & Patterson, L.L.P. as to matters of New York law.

                 (g) The Underwriters or the Representatives shall have received on the Closing Date from Bracewell & Patterson, L.L.P., counsel for the Underwriters, an opinion, dated the Closing Date, with respect to the Company, the Indenture, the Purchased Securities, the Registration Statement and Prospectus and this Agreement. The Company shall have furnished to counsel for the Underwriters such documents as they may reasonably request for the purpose of enabling them to render such opinions.

                 (h) Subsequent to the date of the Underwriting Agreement, no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization" (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act), and no such organization shall have publicly announced that it has under surveillance or review its rating of any of the Company's debt securities with implications of a possible downgrading.

         6.      Covenants.

         The Company covenants and agrees with the several Underwriters as follows:

                 (a) To advise the Underwriters or the Representatives promptly of any amendment or supplement of the Registration Statement or the Prospectus and not to effect such amendment or supplement in a form to which the Underwriters or the Representatives reasonably object.

                 (b) To furnish to each of the Underwriters or the Representatives and to the counsel for the Underwriters, one signed copy of the Registration Statement, including exhibits and Incorporated Documents, relating to the Debt Securities in the form it became effective and of all amendments thereto, including exhibits; and to each such firm and counsel, copies of each preliminary prospectus supplement and Prospectus relating to the Debt Securities.

                 (c) As soon as the Company is advised thereof, to advise the Underwriters or the Representatives (i) of the initiation or threatening by the Commission of any proceedings for the issuance of any order suspending the effectiveness of the Registration Statement or the qualification of the Indenture and (ii) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement or the Prospectus. The Company will make every reasonable effort to prevent the issuance of an order suspending the effectiveness of the Registration Statement or the qualification of the Indenture and if any such order is issued to obtain as soon as possible the lifting thereof.

                 (d) To deliver to the Underwriters or the Representatives, without charge, as many conformed copies of the Indenture, the Registration Statement (excluding exhibits, but including the Incorporated Documents), each preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents as the Underwriters or the Representatives may reasonably request.

                 (e) During such period as a prospectus is required by law to be delivered by an Underwriter or dealer, to deliver, without charge, to Underwriters and dealers, at such office or offices as the Underwriters or the Representatives may designate, as many copies of the Prospectus as the Underwriters or the Representatives may reasonably request.

                 (f) During the period in which copies of the Prospectus are to be delivered as provided in paragraph (d) above, if any event occurs as a result of which it shall be necessary to amend or supplement the Prospectus in order to make the statements therein not misleading or to file any document which will be deemed an Incorporated Document in order to comply with the Exchange Act and the rules and regulations thereunder, forthwith to prepare, submit to the Underwriters or the Representatives, file with the Commission and deliver, without charge, to the Underwriters either (i) amendments or supplements to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not be misleading or
         (ii) documents which will effect such compliance. Delivery by Underwriters of any such amendments or supplements to the Prospectus or documents shall not constitute a waiver of any of the conditions set forth in Section 5 hereof.

                 (g) To make generally available to the Company's security holders, as soon as practicable, an earnings statement, which satisfies the provisions of Section 11(a) of the Securities Act.

                 (h) To cooperate with the Underwriters or Representatives in qualifying the Purchased Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Underwriters or the Representatives may reasonably request; provided that in no event shall the

         Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified, to take action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Purchased Securities, in any jurisdiction where it is not now so subject, to qualify in any jurisdiction as a broker-dealer or to subject itself to any taxing authority where it is not now so subject.

                 (i) Unless otherwise specified, to endeavor to obtain as promptly as practicable the listing of the Purchased Securities on the New York Stock Exchange.

                 (j) During the period of five years from the date hereof, to supply to the Representatives, if any, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to its lenders or to the holders of any class of its securities registered under Section 12 of the Exchange Act and to furnish to the Underwriters or the Representatives a copy of each annual or other report it shall be required to file with the Commission.

                 (k) To pay, or reimburse if paid by the Underwriters or the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all reasonable costs and expenses incident to the performance of the obligations of the Company under this Agreement, including those relating to (i) the preparation, printing and filing of the Registration Statement and exhibits thereto, each preliminary prospectus, any preliminary prospectus supplement, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, the printing of the Indenture and the printing and filing of the Registration Statement and exhibits thereto, each preliminary prospectus, any preliminary prospectus supplement, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, the printing of the Indenture and the printing or typing of the Underwriting Agreement (including the Agreement Among Underwriters), (ii) the issuance of the Purchased Securities, the preparation of the Purchased Securities and the delivery of the Purchased Securities to the Underwriters, (iii) the registration or qualification of the Purchased Securities for offer and sale under the securities or "blue sky" laws of the various jurisdictions referred to in paragraph (h) above, including the fees and disbursements of counsel for the Underwriters in connection therewith and the preparation and printing or typing of legal investment and preliminary and supplementary "blue sky" memoranda,
         (iv) the furnishing to the Underwriters and the Representatives, if any, of copies of the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, including costs of shipping and mailing, (v) the listing of the Purchased Securities on any national securities exchange, (vi) the rating of the Purchased Securities by rating agencies, and (vii) the furnishing to the Underwriters and the Representatives, if any, of copies of all reports and information required by paragraph (j) above, including costs of shipping and mailing; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Purchased Securities.

                 (l) During the period beginning on the date of the Underwriting Agreement and continuing to the date specified in the Underwriting Agreement, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to the Purchased Securities, without the prior written consent of a majority in interest of the Underwriters or the Representatives.

         7.      Indemnification.

                 (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact in the Registration Statement, the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such untrue statement or omission or alleged untrue statement or omission was made in the Registration Statement, the Prospectus or such amendment or supplement in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriters expressly for use therein; provided, however, that in no event shall the indemnification agreement contained in this Section 7(a) inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Underwriters' Securities upon the public offering to any person by such Underwriter if such losses, claims, damages, liabilities or actions arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission in the Registration Statement which was corrected in the Prospectus (not including the Incorporated Documents) and a copy of the Prospectus (not including the Incorporated Documents) had not been sent or given to such person at or prior to the confirmation of such sale to such person, unless such failure to deliver the Prospectus (not including the Incorporated Documents) was a result of noncompliance by the Company with Section 6(e) hereof.

                 (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the Registration Statement, the Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing by such Underwriter expressly for use therein.

                 (c) Any party which proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action or proceeding against such party in respect of which a claim for indemnification is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action or proceeding, enclosing a copy of all papers served, but the omission so to notify any such indemnifying party of any such action or proceeding shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action or proceeding shall be brought against any indemnified party and it shall notify such indemnifying party or parties of the commencement thereof, such indemnifying party or parties shall be entitled to participate therein, and, to the extent that it or they shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party or parties to such indemnified party of its or their election so to assume the defense thereof the indemnifying party or parties shall not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action or proceeding, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized by the indemnifying party or parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying party or parties and the indemnified party in the conduct of the defense of such action or proceeding (in which case the indemnifying party or parties shall not have the right to direct the defense of such action or proceeding on behalf of the indemnified party) or (iii) the indemnifying party or parties shall not in fact have employed counsel to assume the defense of such action or proceeding, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party or parties. An indemnifying party may participate at its own expense in the defense of such action or proceeding. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Further, an indemnifying party shall not be liable for any settlement of any action or claim effected without its consent, which consent shall not be unreasonably withheld.

                 (d) If recovery is not available under the foregoing indemnification provisions of this Section, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution to liabilities and expenses, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Purchased Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the total public offering price of the Purchased Securities purchased by such Underwriter under the Underwriting Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same claim or any substantially similar claim. The Underwriters' obligations to contribute are several in proportion to their respective underwriting obligations and not joint.

         8.      Termination.

         This Agreement may be terminated by a majority in interest of the Underwriters or by the Representatives by notifying the Company at any time

                 (a) at or prior to the Closing Date if, in the judgment of such Underwriters or the Representatives, sale and delivery of the Underwriters' Securities as contemplated in the Prospectus is rendered impracticable or inadvisable because (i) additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange, or trading in securities generally shall have been suspended on either such Exchange or a general banking moratorium shall have been established by Federal or New York authorities, (ii) any event shall have occurred or shall exist which make untrue or incorrect in any material respect any statement or information contained in the Registration Statement or Prospectus or which is not reflected in the Registration Statement or Prospectus, but should be reflected therein in order to make the statements or information contained therein not misleading in any material respect or (iii) a war or major hostilities involving the United States or other national calamity shall have occurred or shall have accelerated to such an extent as to affect adversely the marketability of the Underwriters' Securities, or

                 (b) at or prior to the Closing Date, if any of the conditions specified in Section 5 hereof shall not have been fulfilled when and as required by this Agreement.

         If this Agreement is terminated pursuant to any of the provisions hereof, except as otherwise provided herein, the Company shall not be under any liability to any Underwriter and no Underwriter shall be under any liability to the Company, except that (a) if this Agreement is terminated by the Underwriters or the Representatives because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by them and (b) no Underwriter who shall have failed or refused to purchase the Underwriters' Securities agreed to be purchased by it hereunder, without some reason sufficient hereunder to justify its cancellation or termination of its obligations hereunder, shall be relieved of liability to the Company or the other Underwriters for damages occasioned by its default.

         9.      Default of Underwriters.

         If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the termination of this Agreement) to purchase on the Closing Date the principal amount of Underwriters' Securities agreed to be purchased by such Underwriter or Underwriters, the Representatives, or if there are none, such firm as may be designated by a majority in interest of the Underwriters, may find one or more substitute underwriters to purchase such Underwriters' Securities or make such other arrangements as they may deem advisable or one or more of the remaining Underwriters may agree to purchase such Underwriters' Securities in such proportions as may be approved by the Representatives or such designated firm, in each case upon the terms herein set forth. If no such arrangements have been made within 24 hours after the Closing Date, and

                 (a) the aggregate principal amount of Underwriters' Securities to be purchased by the defaulting Underwriter or Underwriters shall not exceed 10% of the total principal amount of

         Underwriters' Securities, each of the non-defaulting Underwriters shall be obligated to purchase such Underwriters' Securities on the terms herein set forth in proportion to their respective obligations hereunder, or

                 (b) the aggregate principal amount of Underwriters' Securities to be purchased by the defaulting Underwriter or Underwriters shall exceed 10% of the total principal amount of Underwriters' Securities, the Company shall be entitled to an additional period of 24 hours within which to find one or more substitute underwriters satisfactory to the Representatives, or if there are none, to such designated firm to purchase such Underwriters' Securities upon the terms set forth herein.

         In any such case, either the Representatives, or if there are none, such designated firm or the Company shall have the right to postpone the Closing Date for a period of not more than seven business days in order that necessary changes and arrangements may be effected. If the aggregate principal amount of Underwriters' Securities to be purchased by such defaulting Underwriters shall exceed 10% of the total principal amount of Underwriters' Securities, and neither the non-defaulting Underwriters nor the Company shall make arrangements pursuant to this Section 9 within the period stated for the purchase of the Underwriters' Securities which the defaulting Underwriter or Underwriters agreed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter to the Company and without liability on the part of the Company, except, in both cases, as provided in Sections 6(k), 7 and 8 hereof. The provisions of this Section 9 shall not in any way affect the liability of any defaulting Underwriter to the Company or the non-defaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

         10.     Miscellaneous.

         The reimbursement and indemnification agreements contained in Sections 6(k) and 7 hereof and the representations, warranties, covenants and agreements of the Company in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person or by or on behalf of the Company or any controlling person, director or officer, and (c) delivery of and payment for Purchased Securities under this Agreement.

         This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters or the Company, directors and officers of the Company, and their respective successors and assigns, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Underwriters' Securities or Contract Securities merely because of such purchase.

         In dealings hereunder, the Representatives, if designated, shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such firm as the Representatives may designate to the Company.

         Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing and mailed, delivered, telexed, telegraphed or telecopied and confirmed to the Underwriters at their addresses furnished to the Company in writing, and to the Company at 1400 Smith Street, Houston, Texas 77002-7369.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                                                      Schedule I

                           DELAYED DELIVERY CONTRACT

                                                                           , 199

Ladies and Gentlemen:

         The undersigned hereby agrees to purchase from Enron Oil & Gas Company, a Delaware corporation (the "Company"), and the Company agrees to sell to the undersigned
                                                            $
principal amount of the Company's [state title of issue] (the "Securities"), offered by the Company's Prospectus dated , 199 and Prospectus Supplement
dated           , 199 , receipt of copies of which are hereby acknowledged, at
a purchase price equal to    % of the principal amount thereof    plus accrued
interest from , 199  to the date or dates for payment and    delivery thereof
and on the further terms and conditions set forth in this contract. The undersigned does not contemplate selling Securities prior to making payment therefor.

         The undersigned will purchase from the Company Securities in the principal amounts and on the delivery date or dates set forth below:

                                         Principal            Plus Accrued
                  Delivery Date           Amount             Interest From:
                  -------------           ------             --------------
                                         $

                                         $

                                         $


Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date."

         Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds (available on
the next business day) at the office of                           , New York,
New York, at 10:00 a.m. (New York time) on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no such request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the Delivery Date.

         By the execution hereof, the undersigned represents and warrants to the Company that (i) all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it, (ii) no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and (iii) its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

         The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that
(1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above, of such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

         Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this contract.

         This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis.

         If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

         THIS CONTRACT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                        Yours very truly,

                                        ---------------------------------------
                                                     (Purchaser)


                                        By
                                          -------------------------------------
                                          Name:
                                          Title:


                                        ---------------------------------------

                                        ---------------------------------------
                                                       (Address)



Accepted:

Enron Oil & Gas Company


By
  -----------------------------------
     Name:
     Title:


PURCHASER -- PLEASE COMPLETE AT TIME OF SIGNING

         The name, telephone number and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows: (Please print.)

                                          Telephone Number
                  Name                 (Including Area Code)              Dept.
                  ----                 ---------------------              -----



                                                                   Schedule II-A
                      [FORM OF FIRST LETTER OF ACCOUNTANTS
                   TO BE DELIVERED PURSUANT TO SECTION 5(A)]

         (i) They are independent public accountants within the meaning of the Securities Act and the Exchange Act and the respective applicable published rules and regulations thereunder and the answer to Item 10 of Form S-3 set forth in the Registration Statement is correct insofar as it relates to them;

         (ii) In their opinion the audited financial statements and financial statement schedules included or incorporated in the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder;

         (iii) On the basis of a reading of the unaudited financial statements, the unaudited notes to the audited financial statements and the supplementary financial information incorporated in the Prospectus and of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive committees of the Company and certain of its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the latest audited financial statements incorporated in the Prospectus, nothing came to their attention which caused them to believe that:

                 (1) the unaudited notes to the audited financial statements and the supplementary financial information incorporated in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and with the published rules and regulations of the Commission thereunder; or

                 (2) the unaudited financial statements included or incorporated in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and with the published rules and regulations thereunder; and said unaudited financial statements are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements incorporated in the Prospectus; or

                 (3) (a) with respect to the period subsequent to the date of the latest consolidated balance sheet included or incorporated in the Prospectus, there was, at a subsequent specified date not more than five business days prior to the date of such letter, any change in the capital stock or increases in short-term debt or long-term debt of the Company and consolidated subsidiaries or any decreases in the consolidated net current assets or net assets as compared with the amounts shown on the latest consolidated balance sheet included or incorporated in the Prospectus; or (b) for the period from the date of the latest financial statements included or incorporated in the Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in consolidated operating revenues, net income or earnings per common share, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur or which are set forth in such letter; and

         (iv) They have performed certain other specified procedures as a result of which they determined that certain information (if any) specified by the Representatives or, if there are none, such firm as may be designated by a majority in interest of the Underwriters, of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) incorporated in the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                                                                   Schedule II-B

                     [FORM OF SECOND LETTER OF ACCOUNTANTS
                   TO BE DELIVERED PURSUANT TO SECTION 5(A)]

         (i) On the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the commitments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive committees of the Company and certain of its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the latest financial statements included or incorporated in the Prospectus, nothing came to their attention which caused them to believe that: (a) with respect to the period subsequent to the date of the latest consolidated balance sheet included or incorporated in the Prospectus, there was, at a subsequent specified date not more than three business days prior to the Closing Date, any change in the capital stock or increases in short-term debt or long-term debt of the Company and consolidated subsidiaries or any decreases in the consolidated net current assets or net assets as compared with the amounts shown on the latest consolidated balance sheet included or incorporated in the Prospectus; or (b) for the period from the date of the latest financial statements included or incorporated in the Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in consolidated operating revenues, net income or earnings per common share, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur or which are set forth in such letter; and

         (ii) They have performed certain other specified procedures as a result of which they determined that certain information (if any) specified by the Representatives or, if, there are none, such firm as may be designated by a majority in interest of the Underwriters, of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) included in the Prospectus and not covered by their first letter delivered pursuant to Section 5(a), agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                                                                    Schedule III

                [FORM OF OPINION OF BARRY, HUNSAKER, JR., ESQ.,
                   TO BE DELIVERED PURSUANT TO SECTION 5(F)]

         (i) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware and has full corporate power and authority to own its properties and to conduct its business as such business is described in the Prospectus;

         (ii) Each of the Company's material subsidiaries is a corporation duly incorporated and validly existing in good standing under the laws of its jurisdiction of incorporation, and has full corporate power and authority to own its properties and to conduct its business as such business is described in the Prospectus;

         (iii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company;

         (iv) The Indenture has been duly authorized and validly executed, acknowledged and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, including the effect of the provisions of Article Seventh of the Company's Restated Certificate of Incorporation, and to general equity principles;

         (v) In the event any of the Purchased Securities are to be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the purchaser named therein, constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and to general equity principles;

         (vi) The Purchased Securities are in the form contemplated by the Indenture and have been duly authorized by all necessary corporate action on the part of the Company; the Underwriters' Securities, when executed and authenticated as specified in the Indenture (which facts, such counsel may state, such counsel has not determined by an inspection of individual Underwriters' Securities) and issued and delivered against payment pursuant to the Underwriting Agreement, will be valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, including the effect of the provisions of Article Seven of the Company's Restated Certificate of Incorporation, and to general equity principles; the Contract Securities, if any, when executed, authenticated, issued and delivered pursuant to the Indenture and Delayed Delivery Contracts, if any, will be valid and binding obligations of the Company entitled to the benefits of the indenture and enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, including the effect of the provisions of Article Seven of the Company's Restated Certificate of Incorporation, and to general equity principles;

         (vii) The Indenture, the Purchased Securities and the Delayed Delivery Contracts, if any, conform in all material respects to the descriptions thereof in the Prospectus;

         (viii)  The Indenture has been qualified under the Trust Indenture
Act;

         (ix) The Registration Statement has become effective under the Securities Act and, to such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings therefor have been initiated or threatened by the Commission;

         (x) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Closing Date (except for the reports of experts pertaining to natural resource reserves and the financial statements and other financial data included therein, as to which such counsel need express no opinion, and exclusive of the documents incorporated by reference therein) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations thereunder;

         (xi) Each document filed with the Commission pursuant to the Exchange Act (except for the reports of experts pertaining to natural resource reserves and the financial statements and other financial data included in the Prospectus, as to which such counsel need express no opinion) which is incorporated by reference in the Prospectus complied as to form, when so filed, in all material respects with the requirements of the particular form of the Commission upon which it was filed;

         (xii) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

         (xiii) The Company is not subject to, or is exempt from, regulation as a "holding company" or a "subsidiary company" of a "holding company," in each case as such terms are defined in the Public Utility Holding Company Act of 1935, as amended;

         (xiv) The execution and delivery of the Underwriting Agreement, each of the Delayed Delivery Contracts, if any, and the Indenture and the consummation of the transactions therein contemplated and the compliance with the terms of the Underwriting Agreement, each of the Delayed Delivery Contracts, if any, and the Indenture do not and will not conflict with, violate or result in a breach of any of the terms or provisions of, or constitute a default under, the Restated Certificate of Incorporation, as amended, or By-laws, as amended, of the Company or any material subsidiary, or any indenture, mortgage or, to such counsel's knowledge, other agreement to which the Company or any such subsidiary is a party or by which any of the property or assets of any of them is subject, or any existing applicable law, rule, regulation, judgment, order or decree of any domestic government, governmental instrumentality or court known to such counsel and having jurisdiction over the Company or any such subsidiary or any of their respective properties; and

         (xv) To such counsel's knowledge, no action, suit or proceeding at law or in equity, or before or by any federal, state or other commission, board or administrative agency, is pending or threatened against the Company or any of the Company's material subsidiaries which would be required to be described in the Prospectus and is not described as required.

         Such counsel's opinion shall also state that: Members of such counsel's legal staff, acting under such counsel's direction and supervision, have participated in the preparation of the Registration Statement and the Prospectus and discussed with management of the Company and representatives of its accountants the





                                     III-2
contents of the Registration Statement and the Prospectus. Although such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained therein, nothing has come to such counsel's attention that has caused him to believe that the Registration Statement (except for the reports of experts pertaining to natural resource reserves and the financial statements and other financial data included in the Registration Statement, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for the reports of experts pertaining to natural resource reserves and the financial statements and other financial data included in the Prospectus, as to which such counsel need express no belief), at the date of the prospectus supplement relating to the Purchased Securities filed pursuant to Rule 424 under the Securities Act or at the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering the opinion expressed in paragraph (xv) above, such counsel may state that such counsel has only reviewed the files and records of the Company and consulted with certain senior officers of the Company and its material subsidiaries, as I or members of my legal staff have deemed necessary.

         In rendering the opinion expressed in paragraphs (iii) and (v) above, such counsel may rely, as to all matters of New York law, upon the opinion of Bracewell & Patterson, L.L.P. dated the Closing Date and delivered pursuant to
Section 5(g) of the Underwriting Agreement.





                                     III-3